UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2020 (September 1, 2020)

Basanite, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2041 NW 15thAvenue, Pompano Beach, Florida 33069

(Address of principal executive offices) (Zip Code)

855-232-3282

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On September 1, 2020, the Board of Directors of Basanite, Inc. (the “Company”) appointed Adam S. Falkoff as a member of the Company’s Board of Directors (the “Board”). Mr. Falkoff has not been appointed to any committees of the Board of Directors as of the date of this filing.

A summary of Mr. Falkoff’s biography follows:

Mr. Falkoff, has over 20 years of experience in public policy, international relations, and business. Since 2006, he has served as the President of CapitalKeys, a global public policy and strategic consulting firm in Washington D.C. He has advised CEO’s of the Fortune 100, Presidents, Prime Ministers, Cabinet Ministers and Ambassadors. Earlier in his career he served as professional staff in the United States Senate. He was a 2018 recipient of the Ellis Island Medal of Honor for service to the United States of America and named in the Power 100 of Washington, D.C. by Washington Life Magazine.

Mr. Falkoff received a B.A. from Duke University and both an M.B.A. and M.I.M. (Master of International Management) from the Thunderbird School of Global Management on an academic scholarship. During his graduate studies, he served as an assistant to former Vice President Dan Quayle. He also holds a Certificate of International Law from the University of Salzburg Institute on International Legal Studies. The coursework was instructed by Supreme Court Justice Anthony Kennedy and Supreme Court Justice John Paul Stevens.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Falkoff.

Related Party Transactions

There are no related party transactions with respect to Mr. Falkoff and the Company reportable under Item 5.02 of Current Report on Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements

As of the date of this filing, the Company and Mr. Falkoff have not agreed to a compensation arrangement for his service as a member of the Board.  Once a compensation arrangement is agreed, the Company will publicly announce its terms.

Item 8.01 – Other Events.

On September 8, 2020, the Company issued a press release announcing the appointment of Mr. Falkoff as a member of the Board.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Press release of Basanite, Inc. issued on September 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 2020

BASANITE, INC.

By:	/s/ Simon R. Kay
Simon R. Kay
Interim Acting Chief Executive Officer